Filed pursuant to Rule 497(e)

File Nos. 33-36578 and 811-6161

ALLIANZ FUNDS

Supplement Dated August 16, 2006

to the Prospectus for Institutional Class Shares of Allianz OCC International Equity Fund

Dated July 1, 2006

The first paragraph of the subsection captioned “Abusive Trading Practices” in the section titled “Purchases, Redemptions and Exchanges” is replaced with the following three paragraphs:

The Trust encourages shareholders to invest in the Fund as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as “market timing,” and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund.

Certain of the Fund’s investment strategies may make the Fund more susceptible to market timing activities. For example, since the Fund invests in non-U.S. securities, it may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s non-U.S. portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Fund’s potential investment in securities of small capitalization companies, and securities of issuers located in emerging markets that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Fund and its shareholders. Such activities may have a detrimental effect on the Fund and its shareholders. For example, depending upon various factors such as the size of the Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

The paragraph captioned “Waivers of Redemption Fees” in the subsection titled “Redemption Fees” contained in the section titled “Purchases, Redemptions and Exchanges” is revised to read, in its entirety, as follows:

Waivers of Redemption Fees. In the following situations, the Fund has elected not to impose the Redemption Fee: (i) redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions; (ii) certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans; (iii) redemptions or exchanges in discretionary asset allocation or wrap programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than quarterly; (iv) redemptions or exchanges in a wrap program that are made as a result of a full withdrawal from the wrap program, as part of a systematic withdrawal plan or a minimum required distribution; (v) involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund, or to pay shareholder fees; (vi) redemptions and exchanges effected by other mutual funds that are sponsored by Pacific Investment Management Company or its affiliates; and (vii) otherwise as the Adviser or the Trust may determine in its sole discretion.

The disclosure contained in the first paragraph captioned “Applicability of Redemption Fees in Certain Defined Contribution Plans” in the subsection titled “Redemption Fees” contained in the section titled “Purchases, Redemptions and Exchanges” is revised to read, in its entirety, as follows:

Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans. Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, forfeiture, hardship withdrawals, or qualified domestic relations orders; 4) redemptions made as part of a systematic withdrawal plan; 5) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan; and 6) redemptions made in connection with a participant’s termination of employment. Redemption Fees generally will apply to other participant directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph (and other limitations on imposing redemption fees, as discussed above).